Other net losses - Other Net Losses (Gains) (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Other Income and Expenses [Abstract]
Acquisition and transition-related costs	$ 0	$ 6,834
Kentucky termination costs	46,527	10,608
Acquisition-related settlement payment	(11,983)	0
Securitization write-off	63,495	0
Renewable energy business sale costs	12,506	0
Loss on redemption of long-term note	8,532	0
Other	13,812	3,949
Other net losses	$ 132,889	$ 21,391